Exhibit 10.1

SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made this 23rd day of March, 2014, by and between VR HOLDINGS, INC., a Delaware corporation (“VR Holdings”), CHINA MPP VENTURES, LLC, a Maryland limited liability company (“CMPP”), MICHAEL H. ZHU (“Zhu”), MATTHEW A. LAPIDES (“Lapides”), and DEOHGE CORPORATION, a Maryland corporation (“Deohge”).

WHEREAS, Zhu is the majority owner of CMPP and has the authority to execute this Agreement on behalf of CMPP; and

WHEREAS, VR Holdings, CMPP, and Zhu desire to enter into an agreement whereby VR Holdings will acquire all of the ownership interests of Enelco Environmental Technologies Co., Ltd. and EETC USA, LLC (collectively referred to as “EETC”) both wholly owned subsiidaries of CMPP, in exchange for shares of the capital stock of VR Holdings as set out in this Agreement; and

WHEREAS, Zhu is an instrumental individual in affecting the growth strategy of VR Holdings to achieve its business objectives and has the deep knowledge of the environmental technology industry; and

WHEREAS, Lapides has been instrumental in introducing VR Holdings, CMPP, and Zhu to each other and arranging the terms of this Agreement; and

WHEREAS, Deohge is the controlling stockholder of VR Holdings;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties agree as follows:

1.                   Exchange. In exchange for all of the ownership interests in EETC, and in consideration for the execution of this Agreement, VR Holdings shall issue to CMPP, promptly after the Closing of this Agreement (defined below), 48,000,000 shares of the common stock of VR Holdings, par value $0.000001 per share (the “VR Holdings Common Stock”) for the acquisition of EETC. This new common stock issuance to CMPP is not eligible to receive any proceeds or stockholder distributions as a result of a successful litigation outcome of the current lawsuit styled VR Holdings, INC, MML INC and Morton M. Lapides v. Cerberus Capital Management, LP, MADELINE, LLC, Gordon Brothers Group, Warren Feder and Stephen A. Feinberg (the “Lawsuit”).

2.                   Delivery to VR Holdings. At the Closing of this Agreement, CMPP shall deliver to VR Holdings all ownership interests in EETC.

3.                   Exchange of Shares by Deohge. In consideration for the execution of this Agreement, VR Holdings shall issue to Deohge 25,000 shares of the VR Holdings Class A Convertible Preferred Stock (the “the VR Holdings Class A Convertible Preferred Stock” to be created after the execution of this Agreement) promptly after the Closing of this Agreement, in exchange for the cancellation of 250,000,000 shares of the VR Holdings Common Stock currently held by Deohge.

4.                   Payments to Zhu. In exchange for the services rendered by Zhu in connection with this Agreement and for Zhu’s further agreement to become a director and officer of VR Holdings, VR Holdings shall issue to Zhu, promptly after the Closing of this Agreement (i)20,006,744 shares of the VR Holdings Common Stock, (ii) 15,066 shares of the VR Holdings Class A Convertible Preferred Stock, and (iii) 3,617 shares of the VR Holdings Class B Convertible Preferred Stock (the “the VR Holdings Class B Convertible Preferred Stock” to be created after the execution of this Agreement) all of which is subject to the conditions as set forth in Paragraph 7 of this Agreement. Notwithstanding anything herein contained to the contrary, any shares of the VR Holdings Common Stock, the VR Holdings Class A Convertible Preferred Stock, and the VR Holdings Class B Convertible Preferred Stock to be issued to Zhu hereunder shall not be entitled or eligible to receive any proceeds or stockholder distributions as a result of a successful litigation outcome of the Lawsuit.

5.                 Payments to Lapides. In exchange for the services rendered by Lapides in connection with this Agreement, VR Holdings shall issue to Lapides, promptly after the Closing of this Agreement, (a) 10,008,343 shares of the VR Holdings Common Stock, (b) 10,045 shares of the VR Holdings Class A Convertible Preferred Stock, and

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(c) 369 shares of the VR Holdings Class B Convertible Preferred Stock, all of which are subject to the conditions as set forth in Paragraph 7 hereof.

6.                   VR Holdings Common Stock and Preferred Stock. It is understood by the parties that VR Holdings does not currently have a class of preferred stock. Promptly after the Closing of this Agreement, VR Holdings shall take steps to amend its Certificate of Incorporation in the State of Delaware to increase to 5,000,000,000 its authorized shares of VR Holdings Common Stock and to create a class of preferred stock sufficient to satisfy the terms of this Agreement. In that regard, the VR Holdings Class A Convertible Preferred Stock and the VR Holdings Class B Convertible Preferred Stock shall have the following designations and privileges:

(a)                 Each share of the VR Holdings Class A Convertible Preferred Stock shall be equivalent to 10,000 shares of the VR Holdings Common Stock. On all matters submitted to a vote of the holders of the VR Holdings Common Stock, including, without limitation, the election of directors, a holder of shares of the VR Holdings Class A Convertible Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the VR Holdings Class A Convertible Preferred Stock held by such holder multiplied by 10,000. In addition, the VR Holdings Class A Convertible Preferred Stock shall have such conversion, liquidation and redemption rights as will be agreed upon by the parties hereto and set out in a Certificate of Designation for the VR Holdings Class A Convertible Preferred Stock.

(b)                 Each share of the VR Holdings Class B Convertible Preferred Stock shall be equivalent to 1,000,000 shares of the VR Holdings Common Stock. On all matters submitted to a vote of the holders of the VR Holdings Common Stock, including, without limitation, the election of directors, a holder of shares of the VR Holdings Class B Convertible Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the VR Holdings Class B Convertible Preferred Stock held by such holder multiplied by 1,000,000. As will be set out in detail in a Certificate of Designation, the VR Holdings Class B Convertible Preferred Stock shall have such conversion, liquidation and redemption rights as will be agreed upon by the parties hereto. The shares of the VR Holdings Class B Convertible Preferred Stock shall be convertible into shares of the VR Holdings Class A Convertible Preferred Stock; provided, however, the holders of the VR Holdings Class B Convertible Preferred Stock shall be limited in their ability to convert their shares of the VR Holdings Class B Convertible Preferred Stock into shares of the VR Holdings Class A Convertible Preferred Stock for a period of five years from the date of the Closing of this Agreement and only after five years of continuous employment with VR Holdings.

7.                   Issuance Milestones: The right to retain the shares of the VR Holdings Class A Convertible Preferred Stock and the shares of the VR Holdings Class B Convertible Preferred Stock to be received by Zhu and Lapides hereunder is conditioned upon the achievement of the following milestones:

(a)                 The receipt by VR Holdings of an initial $50,000.00 for the operational needs of VR Holdings within 30 days of the Closing.

(b)                 The receipt by VR Holdings of an additional $150,000.00 and the completion of audited financial statements for EETC which satisfy the auditing standards of the United States Securities and Exchange Commission (the “Audited Financial Statements”) within 71 calendar days of the Closing.

(c)                 The receipt of at least $5,000,000.00 of additional capital commitments to support the growth initiatives of VR Holdings and EETC, within 180 days of the Closing.

8.                   Closing. The closing of this Agreement (the “Closing”) shall be on or before April 30, 2014, subject to acceleration or postponement from time to time as the parties hereto may mutually agree. The Closing shall be at 6030 Daybreak Circle, Suite A150/368, Clarksville, Maryland 21029 at 2:00 p.m. eastern time, unless another hour or place is mutually agreed upon by the parties hereto.

9.                   Restricted Shares. All shares of the VR Holdings Common Stock and the VR Holdings Class A Convertible Preferred Stock and the VR Holdings Class B Convertible Preferred Stock to be received hereunder shall be restricted in their resale as provided in the Securities Act of 1933, as amended (the “Securities Act”), and shall contain a legend as required by the Securities Act, which shall read as follows:

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THE SHARES OF COMMON (PREFERRED) STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

10.                Directors and Officers of the VR Holdings.

(a)                 Following the Closing, the Board of Directors of VR Holdings shall consist of Michael H. Zhu, and Matthew A. Lapides, until the next annual meeting or until such time as their successors have been elected and qualified. Promptly after the Closing, VR Holdings shall cause the necessary resolutions to be adopted to implement the requirements of this subparagraph. As soon as convenient, CMPP shall appoint one new board member to the board of directors of VR Holdings.

(b)                 Following the Closing, the officers of VR Holdings shall be Matthew A. Lapides, President and Chief Executive Officer, and Michael H. Zhu, Chief Operations Officer, Vice President, and Secretary, until the next annual meeting or until such time as their successors have been elected and qualified. Promptly after the Closing, VR Holdings shall cause the necessary resolutions to be adopted to implement the requirements of this subparagraph.

11.                Covenant Not to Compete. It is recognized by the parties that the directors and officers of VR Holdings may provide similar products and services that are and will continue to be international in scope and that geographical limitations on the below described covenant not to compete and the non solicitation covenant are therefore not appropriate. Consequently, for a period of two years from the Closing, on a world wide basis, the directors and officers of VR Holdings shall not:

(a)                 Canvas, solicit, or accept any business for any other person, partnership, firm, corporation or other legal entity from any present or past customer of CMPP or VR Holdings, in connection with any business the same as that of CMPP or VR Holdings on the date of this Agreement.

(b)                 Give any other person, partnership, firm, corporation or other legal entity the right to canvas, solicit or accept any business for any other business, from any present or past customer of CMPP or VR Holdings, in connection with any business the same as CMPP or VR Holdings on the date of this Agreement.

(c)                 Directly or indirectly request or advise any past, present or future customer of CMPP or VR Holdings to withdraw, curtail or cancel its business for any other business, from any present or past customer of CMPP or VR Holdings, in connection with any business the same as CMPP or VR Holdings on the date of this Agreement.

(d)                 Directly or indirectly disclose to any other person, partnership, firm, corporation or other legal entity the names of past, present or future customers of CMPP or VR Holdings, in connection with any business the same as CMPP or VR Holdings on the date of this Agreement.

(e)                 Directly or indirectly induce, or attempt to influence any employee of CMPP or VR Holdings to terminate his employment.

(f)                  Without the written consent of CMPP or VR Holdings, directly or indirectly employ or attempt to employ any person, who, on the date of this Agreement or at any time during the two years before the date of this Agreement, is or was an employee CMPP or VR Holdings, whether full or part-time.

(g)                 Directly or indirectly own, manage, operate, join or participate in, or be connected as an officer, director, stockholder, employee, partner or otherwise with any business under any name similar to CMPP or VR Holdings, or the name of CMPP or VR Holdings or any of its affiliated corporations, except as may otherwise be specifically authorized by CMPP or VR Holdings.

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(h)                 Directly or indirectly compete with, or become interested in any competitor of CMPP or VR Holdings in any business the same as CMPP or VR Holdings on the date of this Agreement.

At the Closing, each director and officer of VR Holdings shall execute the VR Holdings Non-Competition Agreement described in Attachment A hereto. Thereafter, any person who may become a director or officer of VR Holdings shall execute the VR Holdings Non-Competition Agreement described in Attachment A hereto.

12.                Remedies for Breach. If CMPP, Zhu or Lapides commits a breach, or threatens to commit a breach, of any of the provisions of this Agreement, CMPP or VR Holdings shall have the following rights and remedies, in addition to any others, each of which shall be independent of the other and severally enforceable:

(a)                 The right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to CMPP or VR Holdings and that money damages will not provide an adequate remedy to CMPP or VR Holdings; and

(b)                 The right and remedy to require CMPP, Zhu and Lapides to account for and pay over to CMPP or VR Holdings all compensation, profits, monies, accruals, increments, or other benefits (the “Benefits”) derived or received by Zhu and Lapides as a result of any transactions constituting a breach of any of the provisions of this Agreement, Zhu and Lapides agreeing to account for and pay over the Benefits as provided above.

13.                Representation by Zhu. Zhu represents and warrants that he has the authority to execute this Agreement on behalf of CMPP and that CMPP will be bound by all of the terms hereof.

14.                Rescission. Notwithstanding anything herein contained to the contrary, in the event that neither VR Holdings, CMPP, Lapides nor Zhu can provide or arrange (a) the initial $50,000.00 funding described in Paragraph 7(a) hereof for the operational needs of VR Holdings within 30 days after the Closing, (b) the additional $150,000.00 of capital and the Audited Financial Statements described in Paragraph 7(b) hereof within 71 calendar days of the Closing, VR Holdings, and (c) the additional $5,000,000.00 of capital funding described in Paragraph 7(c) hereof within 180 days of the Closing, VR Holdings, Deohge and Lapides shall have a right to rescind this Agreement, in which event all shares of the VR Holdings Common Stock, the VR Holdings Class A Convertible Preferred Stock, and the VR Holdings Class B Convertible Preferred Stock delivered to Zhu hereunder shall be cancelled and immediately returned to VR Holdings and the entire ownership interests in EETC shall be immediately returned by VR Holdings to CMPP. In the event of any such rescission (the “Rescission”), CMPP, Zhu and Lapides hereby agree that the transfer agent for VR Holdings shall cancel any such shares the VR Holdings Common Stock, the VR Holdings Class A Convertible Preferred Stock, and the VR Holdings Class B Convertible Preferred Stock delivered to Zhu hereunder, without any further permission or agreement by Zhu.

15.                Resignation of Zhu as a Director and Officer of VR Holdings. In the event of the Rescission, Zhu shall be deemed to have resigned as a director and officer of VR Holdings.

16.                Release of VR Holdings, Deohge, and Lapides. In the event of the Rescission, Zhu individually and for each of his assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, without any further action, shall be deemed to have released and forever discharged VR Holdings, Deohge, and Lapides (hereinafter sometimes referred to as the “VR Holdings Parties”), individually and each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, they may now own or hereafter acquire against the VR Holdings Parties, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the exchange described in this Agreement, and the any other instrument, agreement or transaction, whether written or oral, in connection with the exchange described in this Agreement, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Agreement.

17.                Acknowledgment by Zhu. In the event of the Rescission, Zhu acknowledges and agrees that the release and discharge set forth above will be a general release. Zhu further agree that in the event of the Rescission,

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he has executed this Agreement as a complete compromise of matters involving disputed issues of law and fact. Zhu further acknowledges that the general release set forth hereinabove will have been given voluntarily, based solely upon the judgment of Zhu formed after consultation with his attorney, and will not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of the VR Holdings Parties as to the liability, if any, of the VR Holdings Parties, or the value of the exchange described in this Agreement, or any other matter relating thereto. Additionally, Zhu expressly states and acknowledges that no promise, agreement, or representation, other than those expressed herein, have been made by the VR Holdings Parties to Zhu or his attorney in order to induce the execution of this Agreement.

18.                Release of Zhu. In the event of the Rescission, the VR Holdings Parties, individually and for each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, without any further action, shall be deemed to have released and forever discharged Zhu individually and each of his assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, they may now own or hereafter acquire against Zhu, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the exchange described in this Agreement, any other instrument, agreement or transaction, whether written or oral, in connection with the exchange described in this Agreement, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Agreement.

19.                Acknowledgment by the VR Holdings Parties. In the event of the Rescission, the VR Holdings Parties acknowledge and agree that the release and discharge set forth above will be a general release. The VR Holdings Parties further agree that they have executed this Agreement as a complete compromise of matters involving disputed issues of law and fact. The VR Holdings Parties further acknowledge that the general release set forth hereinabove will have been given voluntarily, based solely upon the judgment of the VR Holdings Parties formed after consultation with their attorney, and will not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of Zhu as to the liability, if any, of Zhu, or the value of the exchange described in this Agreement, or any other matter relating thereto. Additionally, the VR Holdings Parties expressly state and acknowledge that no promise, agreement, or representation, other than those expressed herein, have been made by Zhu to the VR Holdings Parties or their attorney in order to induce the execution of this Agreement.

20.                Covenant Not to Sue by Zhu. In the event of the Rescission, in consideration of this Agreement and the other consideration recited herein, Zhu, individually and for each of his assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, hereby agree not to sue, make any claims against, nor institute any action or proceeding, nor seek recovery directly or indirectly against any of the VR Holdings Parties to recover damages of any kind or character, either to person or property, resulting from the exchange described in this Agreement, or any other matter relating thereto.

21.                Covenant Not to Sue by the VR Holdings Parties. In the event of the Rescission, in consideration of this Agreement and the other consideration recited herein, the VR Holdings Parties, individually and for each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, hereby agree not to sue, make any claims against, nor institute any action or proceeding, nor seek recovery directly or indirectly against Zhu to recover damages of any kind or character, either to person or property, resulting from the exchange described in this Agreement, or any other matter relating thereto.

22.                Modification to this Agreement. The parties recognize that it may be necessary to modify the terms of this Agreement, in which event all of the parties agree to make any changes which may be necessary to carry out the intent of this Agreement.

23.                Cooperation. The parties hereto will each cooperate with the other, at the other’s request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the parties hereto or the transactions contemplated hereby.

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24.                Further Conveyances and Assurances. After the Closing, the parties each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to consummate the transactions contemplated hereby.

25.                Documents. All documents reflecting any actions taken, received or delivered by the parties hereto shall be reasonably satisfactory in form and substance to each of the parties hereto and their counsel.

26.                No Assignment. This Agreement shall not be assignable by any party without the prior written consent of the other parties, which consent shall be subject to such party’s sole, absolute and unfettered discretion.

27.                Brokerage. The parties hereto agree to indemnify and hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

28.                Mediation and Arbitration. All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Baltimore, Maryland. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Maryland law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Baltimore, Maryland, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator’s determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

29.                Attorneys’ Fees. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys’ fees and costs of court incurred by the other parties. Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each party shall bear its own costs and expenses (including any fees or disbursements of its counsel, accountants, brokers, investment bankers, and finder’s fees).

30.                Benefit. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

31.                Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to VR Holdings, Lapides, and Deohge, addressed to Mr. Matthew A. Lapides at 1615 Chester Road, Chester, Maryland 21619, telephone (443) 519-0129, telecopier (239) 384-9437, and e-mail ______________.com; and if to CMPP or Zhu , addressed to Mr. Michael H. Zhu at 6030 Daybreak Circle, Suite A150/368, Clarksville, Maryland 21029, telephone (410) 698-1088, ext. 1, telecopier (410) 698-1087, and mobile (240) 565-8098. Any party hereto may change its address upon 10 days’ written notice to any other party hereto.

32.                Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

33.                Waiver. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

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34.                Cumulative Rights. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

35.                Invalidity. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

36.                Headings. The headings used in this Agreement are for convenience and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

37.                Excusable Delay. The parties shall not be obligated to perform and shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of government (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government or public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

38.                No Third-Party Beneficiary. Any agreement to pay an amount and any assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

39.                Time of the Essence. Time is of the essence of this Agreement.

40.                Incorporation by Reference. The Attachments to this Agreement referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

41.                Press Releases and Public Announcements. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other parties; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its efforts to advise the other parties prior to making the disclosure).

42.                Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all parties hereto.

43.                Controlling Agreement. In the event of any conflict between the terms of this Agreement or any other agreements or exhibits referred to herein, the terms of this Agreement shall control.

44.                Law Governing; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the District of Maryland, as well as of the Courts of the State of Maryland in Baltimore County, Maryland over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

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45.                Entire Agreement. This instrument and the attachments hereto contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

VR HOLDINGS, INC.

By /s/ Matthew A. Lapides

Matthew A. Lapides, President and Chief Executive Officer

CHINA MPP VENTURES, LLC

By /s/ Michael H. Zhu

Michael H. Zhu, Managing Director

/s/ Michael H. Zhu

MICHAEL H. ZHU

/s/ Matthew A. Lapides

MATTHEW A. LAPIDES

DEOHGE CORPORATION

By /s/ Pamela W. Lapides

Pamela W. Lapides, Chief Executive Officer

Attachment:

Attachment A - VR Holdings Non-Competition Agreement

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Attachment A

VR Holdings Non-Competition Agreement

VR HOLDINGS, INC.

NON-COMPETITION AGREEMENT

THIS AGREEMENT is made this ___ day of _______, 201___, by and between ___________________, a resident of ______ County, _______ (“XXXX”) and VR HOLDINGS, INC., a Delaware corporation having its principal office and place of business in _____ County, Maryland (the “Company”).

1.                   Covenant Not to Compete. It is recognized by the parties that the directors and officers of the Company may provide similar products and services that are and will continue to be international in scope and that geographical limitations on the below described covenant not to compete and the non solicitation covenant are therefore not appropriate. Consequently, for a period of two years from the date of this Agreement, on a world wide basis, the directors and officers of the Company shall not:

(a)                 Canvas, solicit, or accept any business for any other person, partnership, firm, corporation or other legal entity from any present or past customer of Company or any of its subsidiaries, including, but not limited to Enelco Environmental Technologies Co., Ltd., EETC USA, LLC, both formerly wholly owned subsidiaries of CHINA MPP VENTURES, LLC, a Maryland limited liability company, in connection with any business the same as that of the Company on the date of this Agreement.

(b)                 Give any other person, partnership, firm, corporation or other legal entity the right to canvas, solicit or accept any business for any other business, from any present or past customer of Company, in connection with any business the same as the Company on the date of this Agreement.

(c)                 Directly or indirectly request or advise any past, present or future customer of the Company to withdraw, curtail or cancel its business for any other business, from any present or past customer of the Company, in connection with any business the same as the Company on the date of this Agreement.

(d)                 Directly or indirectly disclose to any other person, partnership, firm, corporation or other legal entity the names of past, present or future customers of the Company, in connection with any business the same as the Company on the date of this Agreement.

(e)                 Directly or indirectly induce, or attempt to influence any employee of the Company to terminate his employment.

(f)                  Without the written consent of the Company, directly or indirectly employ or attempt to employ any person, who, on the date of this Agreement or at any time during the two years before the date of this Agreement, is or was an employee the Company, whether full or part-time.

(g)                 Directly or indirectly own, manage, operate, join or participate in, or be connected as an officer, director, stockholder, employee, partner or otherwise with any business under any name similar to the Company, or the name of the Company or any of its affiliated corporations, except as may otherwise be specifically authorized by the Company.

(h)                 Directly or indirectly compete with, or become interested in any competitor of the Company in any business the same as the Company on the date of this Agreement.

(i)                   This covenant on the part of XXXX shall be construed as an agreement independent of any other provision of this Agreement and the existence of any claim or cause of action by XXXX against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of this covenant.

2.                   Remedies for Breach. If XXXX commits a breach, or threatens to commit a breach, of any of the provisions of this Agreement, the Company shall have the following rights and remedies, in addition to any others, each of which shall be independent of the other and severally enforceable:

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(a)                 The right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

(b)                 The right and remedy to require XXXX to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits (the “Benefits”) derived or received by XXXX as a result of any transactions constituting a breach of any of the provisions of this Agreement, XXXX agreeing to account for and pay over the Benefits as provided above.

3.                   Confidentiality. All information relating to the business and affairs of the Company shall be treated as Confidential Information by XXXX both during and after the term hereof. Except with the prior approval of the Company, XXXX shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. All data, records and written material prepared or compiled by XXXX or furnished to XXXX during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by XXXX after the term of this Agreement.

As used herein, the term “Confidential Information” includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the Company and its affiliated corporations.

4.                   Mediation and Arbitration. All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Baltimore, Maryland. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Maryland law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Baltimore, Maryland, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator’s determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

5.                   Attorneys’ Fees. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys’ fees and costs of court incurred by the other parties. Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each party shall bear its own costs and expenses (including any fees or disbursements of its counsel, accountants, brokers, investment bankers, and finder’s fees).

6.                   Benefit. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

7.                   Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Company, addressed to Mr. Matthew A. Lapides at 1615 Chester Road, Chester, Maryland 21619, telephone (443) 519-0129, telecopier (239) 384-9437, and e-mail mlapides@accordiawealth.com; and if to XXXX, addressed to Mr. ________ at ______________. Any party hereto may change its address upon 10 days’ written notice to any other party hereto.

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8.                   Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

9.                   Waiver. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

10.                Cumulative Rights. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

11.                Invalidity. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

12.                Headings. The headings used in this Agreement are for convenience and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

13.                Excusable Delay. The parties shall not be obligated to perform and shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of government (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government or public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

14.                No Third-Party Beneficiary. Any agreement to pay an amount and any assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

15.                Time of the Essence. Time is of the essence of this Agreement.

16.                Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all parties hereto.

17.                Law Governing; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the District of Maryland, as well as of the Courts of the State of Maryland in Baltimore County, Maryland over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

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18.                Entire Agreement. This instrument and the attachments hereto contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

VR HOLDINGS, INC.

By_______________________________________

Matthew A. Lapides, Chief Executive Officer

_________________________________________

XXXX

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